Series Number:  1
For period ending 9/30/16

48)	Investor, A, C & R
First $1 billion 0.648%
Next $1 billion 0.596%
Next $3 billion 0.566%
Next $5 billion 0.546%
Next $15 billion 0.533%
Next $25 billion 0.531%
Over $50 billion 0.531%

   Institutional
First $1 billion 0.448%
Next $1 billion 0.396%
Next $3 billion 0.366%
Next $5 billion 0.346%
Next $15 billion 0.333%
Next $25 billion 0.331%
Over $50 billion 0.331%



72DD)       1. Total income dividends for which
record date passed during the period
Investor Class
	12,
171
Institutional Class	934
                  2.  Dividends for a second class of
open-end company shares
A Class	813
C Class	83
R Class	75

73A)          1. Dividends from net investment
income
Investor Class
	$0.
1279
Institutional Class
	$0.
1387
                  2. Dividends for a second class of
open-end company shares
A Class
	$0.
1144
C Class
	$0.
0739

R Class
	$0.
1012

74U)          1. Number of shares outstanding
(000's omitted)
Investor Class
	94,
366
Institutional Class
	6,8
59
                 2. Number of shares outstanding of a
second class of open-end company
shares (000's omitted)
A Class
	7,0
93
C Class
	1,1
14
R Class	729

74V)         1. Net asset value per share (to
nearest cent)
Investor Class
	$10
..80
Institutional Class
	$10
..80

                 2. Net asset value per share of a
second class of open-end company
shares (to nearest cent)
A Class
	$10
..80
C Class
	$10
..81
R Class
	$10
..80

Series Number:  6
For period ending 9/30/16

48)	Investor, A, C & R
First $1 billion 0.568%
Next $1 billion 0.516%
Next $3 billion 0.486%
Next $5 billion 0.466%
Next $15 billion 0.453%
Next $25 billion 0.451%
Over $50 billion 0.451%

   Institutional
First $1 billion 0.368%
Next $1 billion 0.316%
Next $3 billion 0.286%
Next $5 billion 0.266%
Next $15 billion 0.253%
Next $25 billion 0.251%
Over $50 billion 0.251%

72DD)      1. Total income dividends for which
record date passed during the period
Investor Class
	5,8
65
Institutional Class
	3,2
87
                 2.  Dividends for a second class of
open-end company shares
A Class	851
C Class	18
R Class	21

73A)          1. Dividends from net investment
income
Investor Class
	$0.
1011
Institutional Class
	$0.
1124
                  2. Dividends for a second class of
open-end company shares
A Class
	$0.
0870
C Class
	$0.
0440


R Class
	$0.
0728

74U)          1. Number of shares outstanding
(000's omitted)
Investor Class
	58,
572
Institutional Class
	30,
456

                  2. Number of shares outstanding of a
second class of open-end company
shares (000's omitted)
A Class
	9,5
09
C Class	440
R Class	287

74V)          1. Net asset value per share (to
nearest cent)
Investor Class
	$11
..39
Institutional Class
	$11
..39

                  2. Net asset value per share of a
second class of open-end company
shares (to nearest cent)
A Class
	$11
..39
C Class
	$11
..39
R Class
	$11
..39

Series Number:  7
For period ending 9/30/16

48)	Investor, A, C & R
First $1 billion 0.568%
Next $1 billion 0.516%
Next $3 billion 0.486%
Next $5 billion 0.466%
Next $15 billion 0.453%
Next $25 billion 0.451%
Over $50 billion 0.451%

   Institutional
First $1 billion 0.368%
Next $1 billion 0.316%
Next $3 billion 0.286%
Next $5 billion 0.266%
Next $15 billion 0.253%
Next $25 billion 0.251%
Over $50 billion 0.251%

72DD)       1. Total income dividends for which
record date passed during the period
Investor Class
	12,
219
Institutional Class
	9,7
69
                  2.  Dividends for a second class of
open-end company shares
A Class
	1,7
22
C Class	56
R Class	103

73A)           1. Dividends from net investment
income
Investor Class
	$0.
0955
Institutional Class
	$0.
1066
                   2. Dividends for a second class of
open-end company shares
A Class
	$0.
0815
C Class
	$0.
0396
R Class
	$0.
0675

74U)          1. Number of shares outstanding
(000's omitted)
Investor Class
	136
,931
Institutional Class
	96,
284

                  2. Number of shares outstanding of a
second class of open-end company
shares (000's omitted)
A Class
	21,
765
C Class
	1,2
56
R Class
	1,6
76

74V)         1. Net asset value per share (to
nearest cent)
Investor Class
	$12
..00
Institutional Class
	$11
..99

                 2. Net asset value per share of a
second class of open-end company
shares (to nearest cent)
A Class
	$11
..96
C Class
	$11
..97
R Class
	$12
..02

Series Number:  9
For period ending 9/30/16

48)	Investor, A, C & R
First $1 billion 0.648%
Next $1 billion 0.596%
Next $3 billion 0.566%
Next $5 billion 0.546%
Next $15 billion 0.533%
Next $25 billion 0.531%
Over $50 billion 0.531%

   Institutional
First $1 billion 0.448%
Next $1 billion 0.396%
Next $3 billion 0.366%
Next $5 billion 0.346%
Next $15 billion 0.333%
Next $25 billion 0.331%
      Over $50 billion 0.331%

72DD)       1. Total income dividends for which
record date passed during the period
Investor Class	695
Institutional Class	155
                  2.  Dividends for a second class of
open-end company shares
A Class	27
C Class	-
R Class	-

73A)          1. Dividends from net investment
income
Investor Class
	$0.
0303
Institutional Class
	$0.
0399
                  2. Dividends for a second class of
open-end company shares
A Class
	$0.
0183
C Class	-


R Class	-

74U)         1. Number of shares outstanding
(000's omitted)
Investor Class
	22,
810
Institutional Class
	3,5
24
                 2. Number of shares outstanding of a
second class of open-end company
shares (000's omitted)
A Class
	1,3
59
C Class	106
R Class	162

74V)         1. Net asset value per share (to
nearest cent)
Investor Class
	$9.
64
Institutional Class
	$9.
65
                 2. Net asset value per share of a
second class of open-end company
shares (to nearest cent)
A Class
	$9.
65
C Class
	$9.
36
R Class
	$9.
61